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This is filed pursuant to Rule 497(e).
File Nos. 33-45328 and 811-06554.



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ALLIANCE CAPITAL [LOGO] (R)
                                  THE ALLIANCE BONDS FUNDS
                                  - Alliance North American
                                  Government Income Trust, Inc.

_______________________________________________________________
Supplement dated April 12, 2000 to the Prospectus and
Application dated March 1, 2000 of The Alliance Bond Funds. The following information supplements the information under the heading "General Information Pending Legal Proceedings
Involving North American Government Income."

On March 17, 2000, the parties executed a Memorandum of Understanding ("MOU") preliminarily resolving the litigation. Under the proposed settlement set forth in the MOU, Alliance would issue to settling class members certificates entitling them to invest up to an aggregate of $250 million in Class A shares of any Alliance-managed fund offering Class A shares without paying an initial sales charge as described in the prospectuses for those funds. In addition, defendants agreed to pay attorneys' fees and expenses to plaintiffs' counsel in an amount not to exceed approximately $4.1 million.

On March 22, 2000, the District Court preliminarily approved the settlement as set forth in the MOU, subject to its subsequent full review and final approval of the proposed settlement. Defendants shall give reasonable notice to settling class members of the terms of the proposed settlement in accordance with the orders of the District Court, and the District Court will thereafter render a decision on final approval of the settlement based on, in part, any objections received as to the proposed settlement.

The Fund and Alliance believe that the allegations in the Consolidated Complaint, the Amended Complaint, and the Corrected Complaint are without merit and are entering into the proposed settlement solely to avoid the costs, burdens and risks of litigation. The Fund and Alliance do not believe that the settlement, if approved as set forth in the MOU, will have a material adverse effect on the Fund or Alliance. In the event the settlement is approved, the Fund shall not bear any liability or cost of the settlement.

_______________________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.



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